                                                                Exhibit 10.1

                                 ADDENDUM TO
                                 -----------
                  SIXTH AMENDMENT TO RESTATED LOAN AGREEMENT
                 -------------------------------------------


        THIS ADDENDUM (this "Addendum") is attached to and made a part of the Sixth Amendment to Restated Loan Agreement dated as of May 31, 2001 (the "Sixth Amendment"), executed by, between and among METROPOLITAN FINANCIAL CORP., an Ohio Corporation (the "Borrower"), ROBERT M. KAYE (the "Guarantor") and THE HUNTINGTON NATIONAL BANK (the "Bank").

                                  WITNESSETH
                                  ----------

        WHEREAS, pursuant to the Sixth Amendment, the parties agreed to reset the return on assets ("ROA") covenant on or before August 31, 2001; and

        WHEREAS, as of the date of this Addendum, such covenant has not been reset.

        NOW, THEREFORE, for valuable consideration, the sufficiency of which is hereby acknowledged by the parties, the parties do hereby agree that the following changes are incorporated into the Sixth Amendment as if originally a part thereof:

        1. Section 6.01(H) of the Loan Agreement is hereby amended to read as follows:

                "(H)    As of each calendar quarter-end specified herein,
                Metropolitan Bank and Trust shall maintain an ROA ratio on a weighted average basis for the preceding three quarters, of at least (1) 0.06% as of September 30, 2001; (2) 0.22% as of
                December 31, 2001; (3) 0.33% as of March 31, 2002; and (4)
                0.35% as of June 30, 2002 and all calendar quarter-ends thereafter."

        2.      The parties acknowledge that the covenant set forth in
                Section 6.01(H) was not reset on or before August 31, 2001, and Bank waives such violation.

        Except as otherwise provided, all amendments to the Loan Agreement set forth herein shall be deemed effective from and after the date of this Amendment. All references in the Loan Agreement to this "Agreement", "hereof", "herein", "hereunder" or "hereby" shall, from and after the date of this Amendment, be deemed references to the Loan Agreement as amended by this Amendment.

        In all other respects, the parties hereby hereby ratify and affirm the terms and conditions of the Loan Agreement.

             [THE BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK.]
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        IN WITNESS WHEREOF, this Addendum has been duly executed by the parties hereto as of the 16th day of October, 2001.


                                      METROPOLITAN FINANCIAL CORP.


/s/ Robert M. Kaye                    By:  /s/ Kenneth T. Koehler
-----------------------------            ------------------------------------
Robert M. Kaye                           Kenneth T. Koehler, President


                                      THE HUNTINGTON NATIONAL BANK


                                      By: /s/ John R. Macks
                                         ------------------------------------
                                         John R. Macks, Assistant Vice President






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